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                                                                   Exhibit 10.13

IBM / OEM Software Agreement: AUS970272

Amendment No. 1 to MQSERIES Version 5 - Restricted Licenses
Exhibit dated August 18, 2000

--------------------------------------------------------------------------------

Thank you for doing business with IBM. This is an Amendment No. 1 to IBM/OEM Agreement No. AUS970272 ("Agreement"). This Amendment becomes effective when signed by both parties.

By signing below for our companies, each of us agrees to the terms of this Amendment. Once signed, 1) both parties agree any reproduction of the Amendment made by reliable means (for example, photocopy or facsimile) is an original unless prohibited by local law and 2) all Programs are subject to it.

Agreed to:                                    Agreed to:

International Business Machines Corporation   CrossWorlds Software Name

By: /s/ Dominic Cavalucci                     By: /s/ Mark R. Kent
    ---------------------                         ----------------------------

Name: Dominic Cavalucci                       Name: Mark R. Kent
      -----------------                             --------------------------

Title: Contract Administrator                 Title: Sr. Vice President & CFO
       ----------------------                        -------------------------

Date: August 23, 2000                         Date:   9-15-00
      ---------------                                -------------------------


IBM Address:                                  CrossWorlds Software Address:

11400 Burnet Road                             577 Airport Blvd, Suite 800
Austin, TX 78758                              Burlingame, CA 94010
Attn: OEM Software Contracts
      Internal Zip 4106


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After signing, please return a copy of this Base Agreement to the local "IBM
Office Address" shown above.
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                                  EXHIBIT TO
                        THE OEM DISTRIBUTION AGREEMENT
                               FOR IBM PRODUCTS
                   PROFILE, AMENDMENT NO. 1 (AUG. 18, 2000)

                    MQSERIES VERSION 5 - RESTRICTED LICENSES
                    ----------------------------------------


SERVICE PROVIDED BY: CrossWorlds Software      EFFECTIVE DATE: 12-13-99
-------------------

This exhibit authorizes you to distribute this Product worldwide, with the exception of the countries or geographic areas identified in the OEM Distribution Agreement.


                                                                SRP PRICE
PART #    DESCRIPTION                                           IN U.S. DOLLARS
---------------------                                           ---------------

04L2948   MQSeries V5 Capacity Unit for OS/2, Windows NT, HP UX,    $ 1,500
          AIX and Sun Solaris



THE FOLLOWING PRODUCTS ARE AVAILABLE FOR USE ONLY IN THE UNITED STATES
----------------------------------------------------------------------
04L2949   MQSeries V5 Capacity Unit Upgrade Protection with 5x9     $   300
          Support (1 year at 20% of base license price)

04L2950   MQSeries V5 Capacity Unit Upgrade Protection with 7x24    $   375
          Support (1 year at 25% of base license price)

THE FOLLOWING IS AVAILABLE ONLY OUTSIDE THE UNITED STATES
---------------------------------------------------------
04L2537   MQSeries V5 Capacity Unit Upgrade Protection (1           $   300
          year at 20% of base license price)

                                    Page 2
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                                  EXHIBIT TO
                        THE OEM DISTRIBUTION AGREEMENT
                               FOR IBM PRODUCTS
                   PROFILE, AMENDMENT NO. 1 (AUG. 18, 2000)

                   MQSERIES VERSION 5 - RESTRICTED LICENSES
                   ----------------------------------------

SERVICE PROVIDED BY: CrossWorlds Software     EFFECTIVE DATE: 12-13-99
--------------------


TERMS AND CONDITIONS:
---------------------
- Minimum 12-month SRP revenue volume commitment is $100K. The application OEM Discount for the $100K SRP commitment is 42%.

- Subsequent orders has a minimum order amount of $10,000.

- At any point during the 12-month period, CrossWorlds can notify IBM to increase the SRP revenue volume commitment to qualify for higher levels of discount, which shall apply to all licenses distributed after the notification and affected discount level change. There will be no retroactive crediting of discount % points for license sales prior to the notification. A table showing SRP commitment volume levels and OEM discount % is included for your information:

     ------------------------------------------------------------------------
          12 MONTH ORDER VOLUME                           DISCOUNT
           AT SRP (LIST PRICE)
     -----------------------------------------------------------------------
              UP TO       $  99,999                         40.0%
     -----------------------------------------------------------------------
             $  100,000  -   249,999                        42.0%
     -----------------------------------------------------------------------
             $  250,000  -   499,999                        44.0%
     -----------------------------------------------------------------------
             $  500,000  -   999,999                        48.3%
     -----------------------------------------------------------------------
             $ 1,000,000 - 2,499,999                        52.5%
     -----------------------------------------------------------------------
             $ 2,500,000 - 4,999,999                        56.8%
     -----------------------------------------------------------------------
             $ 5,000,000 - 9,999,999                        61.0%
     -----------------------------------------------------------------------
             $   10,000,000 +                               65.3%
     -----------------------------------------------------------------------



- Upon completion of the first year of this agreement, both parties will promptly reconcile total payments based on the actual 12 month order volume. Any amount overpaid by you shall be credited to your account and we will invoice you for any amount underpaid.

- The license granted to you is a "Restricted License" for the products listed above which means the products listed above can only be used in conjunction with your products:

   1. CrossWorlds InterChange Server
   2. OEM version of CrossWorlds Interchange Server for SAP Business to Business Products.

- The quantity of Capacity Units which must be purchased for each system is as follows: For Intel, OEM must purchase 2 capacity units for each Intel license. For Unix, OEM must purchase 4 capacity units for each Unix license.

- The royalty payment to IBM for each SAP Business to Business customer establishment will be calculated based on a maximum of $9,000 SRP per NT installation, and a maximum of $18,000 SRP per UNIX installation. This maximum royalty calculation applies ONLY to MQSeries licenses sold with

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  "OEM version of CrossWorlds Interchange Server for SAP Business to Business
  Products". MQSeries royalty calculation and payment for sales with CrossWorlds InterChange Server will use the standard Capacity Unit requirement for NT and Unix platforms as stated above,

  For SAP Business to Business customers, CrossWorlds will report the number of "OEM Version of CrossWorlds InterChange Server for SAP Business to Business Products" to IBM at the end of each quarter. If at the end of the quarter, there are more than (3) servers per installation in 50% or more of the deals. CrossWorlds and IBM will re-negotiate a new maximum, or capped royalty payment method which is currently set at (3) server per installation in this Exhibit. This new maximum will then take effect for the balance of the term of this Agreement.

  If a customer should require (20) or more "OEM version of the CrossWorlds InterChange Server for Business to Business Products" per installation, CrossWorlds will agree with IBM to a revised royalty payment calculation which is based on the actual number of servers in that particular installation/deal. CrossWorlds will not include these deals with (20) or more servers as part of the calculation in reporting deals that involve more than (3) servers since adjustments in royalty payments for these situations would have been made.

- Capacity Unit Upgrade Protection with Support and Capacity Unit Upgrade Protection must be purchased for a 2 year period and must be paid in advance for each capacity unit for each year in effect starting when the original license is purchased.

- Capacity Unit Upgrade Protection with Support and Capacity Unit Upgrade Protection must be purchased for all Capacity Units at an end user customer's enterprise.

- Price changes do not affect licenses upgraded with Capacity Unit Upgrade Protection with Support and Capacity Unit Upgrade Protection.

- Capacity Unit Upgrade Protection with Support and Capacity Unit Upgrade Protection with Support fees aggregate toward the revenue total of this exhibit.

- MQSeries licenses used for CrossWorlds' internal product development, or shipped to customers/partners for non production use, where no licenses revenues are generated, are not required for license royalty payment calculation purposes. Records showing there usage/shipment are needed for auditing purpose.
  Example of non production use, non revenue generating situations are: proof of concept trials, business partners demonstration copies, competency centers/marketing centers demonstration copies etc.

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